                                                                     EXHIBIT 4.3

                              CERTIFICATE OF TRUST
                                       OF
                              MBHI CAPITAL TRUST I


         THIS CERTIFICATE OF TRUST OF MBHI CAPITAL TRUST I (the "Trust"), is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, and Robert L. Woods, Edward H. Sibbald and Daniel R. Kadolph, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

1.       NAME. The name of the business trust formed hereby is MBHI Capital
         Trust I.

2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3.       EFFECTIVE DATE. This Certificate of Trust shall be effective on May 5,
         2000.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                   WILMINGTON TRUST COMPANY, as trustee


                                   By:      /s/ Donald G. MacKelcan
                                      -----------------------------------------
                                   Name:    Donald G. MacKelcan
                                        ---------------------------------------
                                   Title:   Vice President
                                         --------------------------------------


                                   /s/ Robert L. Woods            , as  Trustee
                                   -------------------------------
                                   Name: Robert L. Woods

                                   /s/ Edward H. Sibbald           , as Trustee
                                   --------------------------------
                                   Name: Edward H. Sibbald

                                   /s/ Daniel R. Kadolph           , as Trustee
                                   --------------------------------
                                   Name: Daniel R. Kadolph